                                                                    EXHIBIT 99.3

                                Mobley & COMPANY

                   A PARTNERSHIP OF PROFESSIONAL CORPORATIONS

DAVID D. MOBLEY, JR. P.C.
CATHERINE CAVE MOBLEY, P.C.

                                 iTENDANT, INC.

                              FINANCIAL STATEMENTS

                            DECEMBER 31,2003 AND 2002
                        ----------------------------------

                          CERTIFIED PUBLIC ACCOUNTANTS

            2551 ROSWELL ROAD / SUITE 425 / MARIETTA, GEORGIA 30062

                                  (770)859-0035
                            (770)859-0034 FACSIMILE
                            WWW.MOBLEYANDCOMPANY.COM
                                 iTENDANT, INC.
                              FINANCIAL STATEMENTS
                            December 31,2003 and 2002

                                TABLE OF CONTENTS


                                                              Page No.
                                                              --------
Independent Accountants' Report                                   1

Balance Sheets                                                    2

Statements of Income (Loss) and Retained Earnings (Deficit)       3

Statements of Cash Flows                                          4

Notes to Financial Statements                                    5-8

                                MOBLEY & COMPANY

                   A PARTNERSHIP OF PROFESSIONAL CORPORATIONS

DAVID D. MOBLEY, JR. P.C.
CATHERINE CAVE MOBLEY, P.C.

                         INDEPENDENT ACCOUNTANTS' REPORT

To the Stockholders and Board of Directors of iTENDANT, INC.
Atlanta, Georgia

We have audited the accompanying balance sheets of iTENDANT, INC. (a Delaware Corporation) as of December 31, 2003 and 2002, and the related statements of income, retained earnings (deficit), and cash flows for the years then ended. These financial statements are the representation of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in these financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material aspects, the financial positions OF iTENDANT, INC. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

[MOBLEY & COMPANY]

Marietta, Georgia
May 26, 2004

                          CERTIFIED PUBLIC ACCOUNTANTS

             2551 ROSWELL ROAD / SUITE 425 / MARIETTA, GEORGIA 30062

                                 (770) 859-0035
                            (770) 859-0034 FACSIMILE
                            WWW.MOBLEYANDCOMPANY.COM
                                 iTENDANT, INC.
                                 BALANCE SHEETS
                           December 31, 2003 and 2002

                                                                                        2003            2002
                                                                                    ------------    ------------
                                      ASSETS
Current assets

    Cash                                                                            $     23,994    $     82,349
    Accounts receivable, less allowances for
     uncollectible accounts of $0                                                         15,772          11,672
    Prepaid expenses                                                                       5,530           4,397
    Subscription receivable                                                               25,000         700,000
                                                                                    ------------    ------------
       Total current assets                                                               70,296         798,418

Deferred tax charge                                                                    1,019,143         722,642

Intellectual property, at cost, less
 accumulated amortization (Notes 1 and 3)                                                409,039         477,035

Property and equipment, at cost, less
 accumulated depreciation (Notes 1 and 2)                                                 43,186          50,515
                                                                                    ------------    ------------
       Total assets                                                                 $  1,541,664    $  2,048,610
                                                                                    ============    ============

                       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
    Accounts payable                                                                $      5,273    $     33,735
    Accrued expenses                                                                      10,008           2,657
    Deferred revenue (Note 1)                                                             25,259           7,892
                                                                                    ------------    ------------
       Total current liabilities                                                          40,540          44,284

    Deferred compensation payable                                                        105,543         101,073
                                                                                    ------------    ------------
       Total liabilities                                                                 146,083         145,357
                                                                                    ------------    ------------

Commitments and Contingencies (Notes 5 and 6)

Stockholders' equity
    Common stock, $.001 value, 1,367,000
     Shares issued and outstanding                                                         1,367           1,367
    Preferred stock - Class A                                                            780,500         780,500
    Treasury preferred stock - Class A                                                    (5,000)              -
    Preferred stock - Class B                                                            395,100         395,100
    Preferred stock - Class C                                                          1,905,334       1,905,334
    Retained earnings (deficit)                                                       (1,681,720)     (1,179,048)
                                                                                    ------------    ------------
       Total stockholders' equity                                                      1,395,581       1,903,253
                                                                                    ------------    ------------
       Total liabilities and stockholders' equity                                   $  1,541,664    $  2,048,610
                                                                                    ============    ============

   The accompanying notes and independent accountants' report are an integral part of these financial statements.

                                 iTENDANT, INC.
           STATEMENTS OF INCOME (LOSS) AND RETAINED EARNINGS (DEFICIT)
                 For the years ended December 31, 2003 and 2002

                                                                                        2003            2002
                                                                                    ------------    ------------
Net operating revenue (Note 1)                                                      $    378,145    $    129,850
Cost of services provided (Note 1)                                                        10,330             634
                                                                                    ------------    ------------
       Gross profit                                                                      367,815         129,216
Selling, General and Administrative Expense                                            1,023,728         722,746
Depreciation expense                                                                      19,436          17,345
Amortization expense                                                                     118,252          67,443
                                                                                    ------------    ------------
       Operating income (loss) before other income and taxes                            (793,601)       (678,318)
Other income and expenses
       Interest expense                                                                   (4,469)         (4,912)
       Interest income                                                                         -              17
       Loss on disposal of fixed assets                                                   (1,103)              -
                                                                                    ------------    ------------
              Total other income and expenses                                             (5,572)         (4,895)
                                                                                    ------------    ------------
       Net income (loss) before income tax (expense) benefit                            (799,173)       (683,213)
Income tax (expense) benefit - current                                                         -               -
Income tax (expense) benefit - deferred                                                  296,501         259.621
                                                                                    ------------    ------------
       Net income (loss)                                                                (502,672)       (423,592)
Distribution to stockholders                                                                   -               -
Retained earnings (deficit), beginning of period                                      (1,179,048)       (755,456)
                                                                                    ------------    ------------
Retained earnings (deficit), end of period                                          $ (1,681,720)   $ (1,179,048)
                                                                                    ============    ============

   The accompanying notes and independent accountants' report are an integral part of these financial statements.

                                 iTENDANT, INC.
                            STATEMENTS OF CASH FLOWS
                  For the years ended December 31, 2003 and 2002


                                                                 2003           2002
                                                              ----------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income (loss)                                        $ (502,672)    $  (423,592)
     Adjustments to reconcile net income to net cash
       provided by operating activities
        Depreciation and amortization                            137,688          84,788
        Loss on disposal of fixed assets                           1,103               -
        Decrease (increase) in subscription receivable           675,000        (700,000)
        Increase (decrease) in accrued expenses                    7,351        (100,130)
        Increase in deferred revenue                              17,367           5,065
        Increase in deferred tax charge                         (296,501)       (259,621)
        (Increase) in accounts receivable                         (4,100)         (2,840)
        (Decrease) increase in accounts payable                  (28,462)         13,138
        (Increase) / decrease in prepaid expenses                 (1,133)         32,985
        Increase in other assets                                       -               -
                                                              ----------     -----------
           Net cash provided by operating activities               5,641      (1,350,207)

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of intellectual assets                             (50,256)       (457,846)
     Purchase of capital assets                                  (13,210)        (26,665)
     Distribution to stockholder                                       -               -
                                                              ----------     -----------
           Net cash (used in) investing activities               (63,466)       (484,511)

CASH FLOWS FROM FINANCING ACTIVITIES
     Purchase of treasury preferred stock                         (5,000)
     Increase in deferred compensation                             4,470           4,842
     Preferred stock purchase                                                  1,905,334
                                                              ----------     -----------
           Net cash provided by (used in)financing
             activities                                             (530)      1,910,176

Net increase (decrease) in cash                                  (58,355)         75,458

Cash, beginning of period                                         82,349           6,891
                                                              ----------     -----------
Cash, end of period                                           $   23,944     $    82,349
                                                              ==========     ===========

           The accompanying notes and independent accountants' report are an integral part of these financial statements.

                                 iTENDANT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2003 and 2002

1.    SIGNIFICANT ACCOUNTING POLICIES

      Operations

      ITENDANT, INC. (the Company) was incorporated in the state of Delaware on August 22, 2000, to be an automated service provider of property service and maintenance solutions that automate service requests and maintenance management using the Internet and wireless hand-held devices. Services are contracted with a variety of developers, property management companies and entities throughout the southeastern United States.

      Recognition of Contracted Service Income

      The Company's accounting policies are consistent with generally accepted accounting principles. In some instances where more than one generally accepted accounting principle may be applied, the Company has adopted the one that it believes most accurately and fairly reflects the circumstances.

      Billings and their collection on an unperformed contract are recorded as a current liability as deferred revenue. Revenues recognized on a contract in excess of the billings are shown as a current asset. The contract amounts, as shown in these financial statements, also include approved change orders that have been made.

      Income Taxes

      The Company has elected to be taxed under the provisions of Subchapter C of the Internal Revenue Code. Under those provisions, the Company does pay corporate income taxes on its taxable income. The Company's tax return is prepared on an accrual basis.

      Property and Equipment

      Property and equipment are stated at cost, less accumulated depreciation. Depreciation is recorded using the straight-line method for financial reporting purposes applied over the estimated useful lives of the assets. For federal income tax purposes, depreciation is computed using the Modified Accelerated Cost Recovery System. Cost of property sold or otherwise disposed of and related accumulated depreciation is removed from the accounts, and any resulting gain or loss is recognized in income currently.

      Website Development Costs

      The Company accounts for Website development costs in accordance with the FASB Emerging Issues Task Force 00-2 ("EITF"), Accounting for Website Developments Costs. EITF 00-2 requires all costs related to the development of websites other than those incurred during the application development stage to be expensed as incurred. Costs incurred during the application development stage are required to be capitalized and amortized over the estimated useful life of the software. As of December 31, 2003 and 2002, the Company has capitalized website development costs and recorded them and included in intellectual property.

                                 iTENDANT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2003 and 2002

1.    SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Capitalized Software

      Costs related to internally developed software and software purchased for internal use, which are required to be capitalized pursuant to Statement of Position (SOP) No. 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use," are included in intellectual property.

      Inventories

      Inventories of construction materials are valued at the lower of cost, as determined by the first-in, first-out method, or market.

      Cash Flows

      For purposes of the statements of cash flows, the Company considers cash and highly liquid investments with a maturity of three months or less to be cash equivalents.

      Concentration of Credit Risks

      The Company performs services primarily to customers in the Southeastern United States. The Company performs ongoing credit evaluations on its customers' financial condition and generally does not require collateral or security receivables.

2.    PROPERTY AND EQUIPMENT

      A summary of property and equipment and accumulated depreciation thereon at December 31, 2003 and 2002, is as follows:

                                         2003        2002
                                       --------    --------
Computer equipment                     $ 69,203    $ 58,748
Computer software                        24,246      24,247
Furniture                                 5,220       5,220
                                       --------    --------
  Total Fixed Assets                     98,669      88,215
Less: accumulated depreciation          (55,483)    (37,700)
                                       --------    --------
  Net Fixed Assets                     $ 43,186    $ 50,515
                                       --------    --------

                                 iTENDANT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2003 and 2002

3.    INTELLECTUAL PROPERTY

      A summary of intellectual property and accumulated amortization thereon at December 31, 2003 and 2002, is as follows:

                                                      2003            2002
                                                  ------------    ------------
Website and software development costs            $    616,392    $    566,136
                                                  ------------    ------------
    Total Intellectual Property                        616,392         566,136
Less: accumulated amortization                        (207,353)        (89,101)
                                                  ------------    ------------
    Net Intellectual Property                     $    409,039    $    477,035
                                                  ============    ============

4.    LEASING ARRANGEMENTS

      On February 1, 2001, the Company entered into three year lease of an office space at 817 West Peachtree Street, Atlanta, Georgia requiring monthly base rent of $3,405 for 2,270 square feet of office. The lease was amended on March 10, 2004 for a term of an additional three months to expire June 30, 2004.

      Future minimum rental payments required under the operating lease as of December 31, 2003, are as follows:

YEAR ENDING
DECEMBER 31,       AMOUNT
------------    ------------
   2004         $     20,430
   2005                    -
   2006                    -
   2007                    -
   2008                    -
                ------------
 Thereafter     $     20,340
                ============

      Rental payments amounted to $40,860 and $40,860 on the current facility for the years ended december 31, 2003 and 2002, respectively.

      Future minimum rental payments required under other operating leases as of December 31, 2003, are as follows:

YEAR ENDING
DECEMBER 31             AMOUNT
-----------             ------
 2004                   $    -
 2005                        -
 2006                        -
2007 and thereafter          -
                        ------
                        $    -
                        ======

Rental payments on operating lease equipment amounted to $-0- on the current equipment for the year ended December 31, 2003.

                                 iTENDANT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                            December 31,2003 and 2002

5. COMMITMENTS

      As discussed in these notes, the Company has various outstanding commitments entered into in the ordinary course of business.

6. CONTINGENCIES

      The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates based on management's knowledge and experience. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Due to their prospective nature, actual results could differ from those estimates.

7. SUBSEOUENT EVENT

      On April 16, 2004, the Company's assets including intellectual property and software were purchased by Servidyne Systems, LLC, a Georgia Limited Liability Company, a wholly owned subsidiary of Abrams Industries, Inc., a Georgia Corporation.